Reserves	12 Months Ended
Apr. 30, 2025
Notes and other explanatory information [abstract]
Reserves

11. Reserves

Merger reserve

Merger reserve represents the difference between the consideration paid by the Company and the share capital of the subsidiaries acquired under common control.

As disclosed in Note 1, the Company entered into a reorganization agreement with Mr. Lim to transfer all the 500,000 shares in BNL amounted to SGD500,000 and 500,000 shares in Herlin amounted to SGD500,000 to its subsidiary, Elec for a total consideration of USD1. As a result, the difference of SGD999,999 is recognized in merger reserve.

On December 12, 2024, director’s loan amounted to SGD200,000 is capitalized by the allotment and issuance of 200,000 ordinary shares in the share capital of a subsidiary BNL to the director. The issued share capital SGD200,000 is capitalized as merger reserve under common control basis of consolidation.

Foreign currency translation reserve

Foreign currency translation reserve represents exchange differences arising from the translation of the financial statements of foreign operations whose functional currencies are different from that of the Group’s presentation currency.

Other reserve

Other reserve represents any difference between the change in the carrying amounts of the non-controlling interest and the fair value of the consideration paid or received is recognized within equity attributable to the equity holders of the Company.

MAGNITUDE INTERNATIONAL LTD AND ITS SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS